                                                                   EXHIBIT 10.22

                                                                  [PNCBANK LOGO]

AMENDED AND RESTATED

TERM / TIME NOTE

$7,900,000                                                     November 16, 2001

FOR VALUE RECEIVED, ESCALON MEDICAL CORP (the "Borrower"), with an address at 351 E. Conestoga Road, Wayne, Pennsylvania 19087, jointly and severally promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), in lawful money of the United States of America in immediately available funds at its offices located at 1600 Market Street, Philadelphia, PA 19103, or at such other location as the Bank may designate from time to time, the principal sum of SEVEN MILLION NINE HUNDRED THOUSAND DOLLARS ($7,900,000), together with interest accruing on the outstanding principal balance from the date hereof as provided below:

         1. RATE OF INTEREST. Amounts outstanding under this Note will bear interest as set forth in the Letter Agreement referred to in Section 5 hereof.

         2. PAYMENT TERMS. Principal shall be due and payable in 12 consecutive quarterly installments in the amounts and on the dates set forth on Exhibit A hereto commencing on December 1, 2001, and a final installment equal to the unpaid principal balance on June 30, 2004. Interest shall be payable monthly on the first day of each month commencing on the first day of the month following the date hereof. If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State where the Bank's office indicated above is located, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. The Borrower hereby authorizes the Bank to charge the Borrower's deposit account at the Bank for any payment when due hereunder. Payments received will be applied to charges, fees and expenses (including attorneys' fees), accrued interest and principal in any order the Bank may choose, in its sole discretion.

         3. LATE PAYMENTS; DEFAULT RATE. If the Borrower fails to make any payment of principal, interest or other amount coming due

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Escalon Medical Corp.
November 16, 2001
Page 2


                  pursuant to the provisions of this Note within 15 calendar days of the date due and payable, the Borrower also shall pay to the Bank a late charge equal to the lesser of five percent (5%) of the amount of such payment or $100. Such 15 day period shall not be construed in any way to extend the due date of any such payment. The late charge is imposed for the purpose of defraying the Bank's expenses incident to the handling of delinquent payments and is in addition to, and not in lieu of, the exercise by the Bank of any rights and remedies hereunder, under the other Loan Documents or under applicable laws, and any fees and expenses of any agents or attorneys which the Bank may employ. Upon maturity, whether by acceleration, demand or otherwise, and at the option of the Bank upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, this Note shall bear interest at a rate per annum (based on a year of 360 days and actual days elapsed) which shall be four percentage points (4%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the "Default Rate"). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note.

         4. PREPAYMENT. If this Note bears interest at a floating rate, the indebtedness may be prepaid in whole or in part at any time without penalty. If this Note bears interest at a fixed rate, notwithstanding anything contained herein to the contrary, upon any prepayment by or on behalf of the Borrower (whether voluntary, on default or otherwise), the Bank may require, if it so elects, the Borrower to pay the Bank as compensation for the cost of being prepared to advance fixed rate funds hereunder an amount equal to the Cost of Prepayment. "Cost of Prepayment" means an amount equal to the present value, if positive, of the product of (a) the difference between (i) the yield, on the beginning date of the applicable interest period, of a U.S. Treasury obligation with a maturity similar to the applicable interest period minus
                  (ii) the yield on the prepayment date, of a U.S. Treasury obligation with a maturity similar to the remaining maturity of the applicable interest period, and (b) the principal amount to be prepaid, and (c) the number of years, including fractional years, from the prepayment date to the end of the applicable interest period. The yield on any U.S. Treasury obligation shall be determined by reference to Federal Reserve Statistical Release H.15(519) "Selected Interest Rates". For purposes of making present value


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Escalon Medical Corp.
November 16, 2001
Page 3


                  calculations, the yield to maturity of a similar maturity U.S. Treasury obligation on the prepayment date shall be deemed the discount rate. The Cost of Prepayment shall also apply to any payments made after acceleration of the maturity of this Note while a Fixed Rate is in effect.

         5. OTHER LOAN DOCUMENTS. This Note is issued in connection with a Letter Agreement (as amended, supplemented or otherwise modified from time to time, the "Letter Agreement") of even date between Bank, Borrower and the subsidiaries of the Borrower party thereto and related documents, the terms of which (together with the terms of the Guaranty and Suretyship Agreements previously executed by the subsidiaries of the Borrower) are incorporated herein by reference (the "Loan Documents"), and is secured by the property described in the Loan Documents (if any) and by such other collateral as previously may have been or may in the future be granted to the Bank to secure this Note.

         6. EVENTS OF DEFAULT. The occurrence of any of the following events will be deemed to be an "Event of Default" under this
                  Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note when due; (ii) the occurrence of any event of default or default and the lapse of any notice or cure period under any Loan Document or any other debt, liability or obligation to the Bank of any Obligor; (iii) the filing by or against any Obligor of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against any Obligor, such proceeding is not dismissed or stayed within thirty (30) days of the commencement thereof); (iv) any assignment by any Obligor for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of any Obligor held by or deposited with the Bank; (v) a default with respect to any other indebtedness of any Obligor for borrowed money, if the effect of such default is to cause or permit the acceleration of such debt; (vi) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of any Obligor to the Bank; (vii) the entry of a final judgment against any Obligor and the failure of such Obligor to discharge the judgment within ten (10) days of the entry thereof; (viii) [INTENTIONALLY OMITTED]; (ix) in the opinion of the Bank, any material adverse change in the financial condition of the Obligors taken as a whole;


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Escalon Medical Corp.
November 16, 2001
Page 4


                  (x) the Borrower or any other material Obligor ceases doing business as a going concern; (xi) the revocation or attempted revocation, in whole or in part, of any guarantee by any Guarantor; (xii) the death or legal incompetency of any individual Obligor or, if any Obligor is a partnership, the death or legal incompetency of any individual general partner;
                  (xiii) any representation or warranty made by any Obligor to the Bank in any Loan Document, or any other documents now or in the future securing the obligations of any Obligor to the Bank, is false, erroneous or misleading in any material respect; or (xiv) the failure of any Obligor to observe or perform any covenant or other agreement with the Bank contained in any Loan Document or any other documents now or in the future securing the obligations of any Obligor to the Bank which is not cured within fifteen days after the earlier of any Obligor's knowledge thereof and an Obligor's receipt of written notice thereof from the Bank. As used herein, the term "OBLIGOR" means any Borrower and any Guarantor, and the term "GUARANTOR" means any Guarantor of the obligations of the Borrower to the Bank existing on the date of this Note or arising in the future.

Upon the occurrence of an Event of Default: (a) the Bank shall be under no further obligation to make advances hereunder; (b) if an Event of Default specified in clause (iii) or (iv) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (c) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the option of the Bank and without demand or notice of any kind, may be accelerated and become immediately due and payable;
(d) at the option of the Bank, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (e) the Bank may exercise from time to time any of the rights and remedies available to the Bank under the Loan Documents or under applicable law.

         7. POWER TO CONFESS JUDGMENT. THE BORROWER HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER, TO APPEAR FOR THE BORROWER AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST THE BORROWER IN FAVOR OF THE BANK OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE GREATER OF 10% OF SUCH PRINCIPAL AND INTEREST OR $1,000 ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO, THIS NOTE OR A


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Escalon Medical Corp.
November 16, 2001
Page 5


                  COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE.

NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK SHALL ELECT UNTIL SUCH TIME AS THE BANK SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

         8. RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the money, securities or other property of the Borrower given to the Bank by law, the Bank shall have, with respect to the Borrower's obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Borrower's right, title and interest in and to, all deposits, moneys, securities and other property of the Borrower now or hereafter in the possession of or on deposit with, or in transit to, the Bank whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

         9. MISCELLANEOUS. No delay or omission of the Bank to exercise any right or power arising hereunder shall impair any such right or power or be considered to be a waiver of any such right or power, nor shall the Bank's action or inaction impair any such right or power. The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Bank in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank's counsel. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and endorsers of this


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Escalon Medical Corp.
November 16, 2001
Page 6


                  Note hereby forever waive presentment, protest, notice of dishonor and notice of nonpayment. The Borrower also waives all defenses based on suretyship or impairment of collateral. If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns.

This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE BORROWER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Bank's office indicated above is located, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Borrower at the Borrower's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

         10. WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

THE BORROWER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL, AND HAS BEEN ADVISED BY COUNSEL AS NECESSARY OR APPROPRIATE. THE OBLIGATIONS UNDER THIS NOTE ARE JOINT AND SEVERAL.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

                                            ESCALON MEDICAL CORP.


Attest: /s/                                 By: /s/
        --------------------------              --------------------------------

Print Name:    H.M. Rimmer                  Print Name:  Richard J. DePiano
            ----------------------                      ------------------------

Title: SVP Finance                          Title:   Chairman & CEO
       ---------------------------                 -----------------------------


                                    EXHIBIT A


                       DATE                                        AMOUNT
                       ----                                        ------
                 December 1, 2001                                $  350,000
                 March 1, 2002                                   $  400,000
                 June 1, 2002                                    $  400,000
                 September 1, 2002                               $  450,000
                 December 1, 2002                                $  450,000
                 March 1, 2003                                   $  525,000
                 June 1, 2003                                    $  525,000
                 September 1, 2003                               $  650,000
                 December 1, 2003                                $  650,000
                 March 1, 2004                                   $  750,000
                 June 1, 2004                                    $  750,000
                 June 30, 2004                                   $2,000,000